EXHIBIT 10.6

LETTER OF CREDIT AGREEMENT

Wu, Bank of China, Authorization No. 0361031

Party A: Wu Zhong Branch, Suzhou Bank of China

Legal Representative or Person in Charge: LIU, Li

Address: 110 N. Dong Wu Road, Suzhou City

Phone: 65272848

Party B: (Wei Xun) M-FLEX Circuit Boards (Suzhou) Co. Ltd.

Business License No. of Legal Representative: 005874

Legal Representative: HSU, Kar Ding

Address: Su Ning Industrial Park, Wu Zhong Development Zone

Phone: 65638146

To promote a good and mutually beneficial relationship, after negotiations, Party A and Party B have hereby agreed on the following terms and conditions based on the voluntary, equal, mutually beneficial and good-faith principle:

CLAUSE I

TYPE & AMOUNT OF CONSOLIDATED LOAN

Party A agreed to provide Party B with a loan totaling RMB 60,000,000. The types of loan are:

(I)	Short-Term Loan at RMB 45,000,000

(II)	L/C or L/G at RMB 5,000,000

(III)	Banker’s Acceptance at RMB 10,000,000

(IV)	Business Types Other Than the Above

CLAUSE II

USE OF CONSOLIDATED LOAN

Within the valid period of the loan, Party B may repeatedly use the loan from Party A in any amount provided that Party B shall not go beyond the amount of any loan type specified in CLAUSE I.

Should Party B wish to adjust the amount of any loan type specified in CLAUSE I, Party B must submit a written request to Party A. Party A will decide if such an adjustment shall be made based on its internal regulations and make the adjustment accordingly.

The loan in foreign currency within the specified amount that Party A provides for Party B shall be converted into RMB based on the Party A’s internal exchange rate on the day Party B is to receive the money.

CLAUSE III

VALID PERIOD OF CONSOLIDATED LOAN

Under this Agreement, the valid period of the loan is from February 25, 2003 to February 24, 2004. The valid loan period will start on February 25, 2003 and end on February 24, 2004. Before the expiration date of the loan, Party A and Party B may, through negotiations, extend the valid period in writing.

Before the extended period of the loan becomes effective, Party A and Party B hereto shall cooperate and work on guarantees of the fulfillment of the terms and conditions of the loan agreement after the extension.

Actual single loan business under this Agreement entered into by Party A and Party B hereto shall continue to be implemented based on the single-item agreement hereto. Such business shall not be affected by the expiration of the valid period of loan.

CLAUSE IV

PARTY A’S OBLIGATIONS

Party A shall bear obligations as follows:

(I)	Party A shall provide civilized and superior service when Party B submits its loan requests for verification and processing;

(II)	Party A shall give priority to any supervision, questioning and criticism from Party B and take immediate measure to resolve any problems.

CLAUSE V

PARTY B’S OBLIGATIONS

Party B shall bear obligations as follows:

(I)	Party B shall use the capital solely for the specific purposes stated in this Agreement and the single-item agreement herein; the capital cannot be used for any other purposes;

(II)	Party B shall submit financial reports (including, but not limited to annual reports, quarterly reports and monthly reports) and other relevant documents on a regular basis and make sure all reports and documentation are true and valid;

(III)	Party B shall notify Party A of any important events which affect or may affect Party A’s production and operation, management or financial conditions, including but not limited to important changes on management, accounting, ownership and any position changes in senior management such as legal representatives or financial directors in a timely manner;

(IV)	Obligations of making payments or repayments, including:

i.	Pay off all loans or principals, interests accrued and costs of financing in specific amount and time agreed to by both parties hereto;

ii.	According to the terms and conditions of the L/G, when Party A exercises its recourse, Party B shall pay off all principals, interests accrued and costs of financing under the L/G;

iii.	Other obligations of making payment or repayments as set forth in this Agreement;

(V)	It is understood by Party B that Party A may deduct any amount owed by Party B as set forth in this Agreement and the single-item agreement herein in full from Party B’s accounts with Party A or other institutions of the Bank of China without obtaining Party B’s prior consent;

(VI)	When Party B fulfills its obligations on making payments or repayments, the currency used shall be the same as the currency that Party A operates its business in. When Party

A, in its discretion, deducts money from Party B’s account based on this Agreement and the single-item agreement hereto, if the currency of Party B’s account is not the same as the currency that Party A operates its business in, the deducted amount shall be converted at an exchange rate prescribed by Party A.

CLAUSE VI

CONDITIONS OF LOAN USE

If Party B does not meet any of the following conditions, Party A shall have the right to deny Party B the use of the loan as set forth in this Agreement:

(I)	The transaction amount and deposits in RMB and foreign currency that Party B makes at the Bank of China shall meet the requirement of Party A;

(II)	The relevant single-item agreement herein has taken effect and fundamental documents required by loan business are in place;

(III)	None of the situations as set forth in CLAUSE VIII of this Agreement has occurred;

CLAUSE VII

STATEMENT AND PROMISSORY NOTES

Party B states as follows:

(I)	Party B is a legal representative for the business which was duly established and is operated and will be operated in accordance with laws and regulations. Party B has all the necessary rights and can fulfill all the obligations as set forth in this Agreement under its name;

(II)	Signing and fulfilling this Agreement is based on Party B’s genuine intent and Party B has been granted complete and lawful authorization;

(III)	All the documents, financial reports and other information provided by Party B under this Agreement to Party A are true, complete, accurate and valid;

(IV)	Party B is not withholding any event which may affect its financial situations and loan repayment ability from Party A;

Party B promises as follows:

(I)	Party B accepts and cooperates with Party A when Party A conducts reviews and supervision on the use of loan and related production, operation and financial activities;

(II)	Party B shall notify Party A as soon as practical without any delay when any of the following situations occurs:

i.	Senior management is involved in violations of regulations or laws;

ii.	Breach of this Agreement and any other agreements occurs;

iii.	Changes in ownership, senior management and amendments to the company’s by-laws or adjustments of internal organizational structure are made;

iv.	Major operation difficulties and financial hardships arise;

v.	Party B is involved in lawsuit(s) and/or arbitration(s);

vi.	Important changes in internal management or accounting systems;

vii.	Party B enters into any contract or agreement which may harm or affect Party A’s rights granted hereunder

viii.	Other situations which are significant enough to affect Party B’s repayment ability or Party A’s rights granted hereunder occur;

(III)	Party B shall obtain Party A’s consent prior to taking any of the following actions:

i.	Reduction of registered capital or implementation any reorganization in any form, such as separation, merger, joint-operation and contracted operation, etc., or change of operating system;

ii.	Division of capital by means of renting out, selling, contracting to and transferring;

iii.	Guarantee of a third party’s benefits or sharing any responsibility for a third party’s debt

iv.	Any behaviors which affect the security of Party A’s rights as a debtor;

(IV)	Party B agrees that any matters that are not specified herein shall be governed by Party A’s regulations.

CLAUSE VIII

ADJUSTMENT OR CANCELLATION OF LOAN

During the valid loan period, Party A shall have the right to adjust or cancel the loan extended to Party B at any time when any of the following events occurs:

(I)	Party B defaults on payments;

(II)	Party B suffers financial hardships and is unable to fulfill its obligations of making payments or repayments;

(III)	Party B fails to honor its statements and promises made in CLAUSE VII;

(IV)	Party B is involved in any of the following situations:

(i)	Dissolution, closing down, revocation, bankruptcy, etc.;

(ii)	Illegal activities;

(iii)	Breach of other contracts entered into with Party A;

(iv)	Major lawsuit(s) or arbitration(s);

(v)	Transfer of capital, or absconding with capital to evade debts;

(vi)	Loss of business good will;

(vii)	Members of the Board of Directors or Supervisory Board or senior management are involved in major embezzlement, bribery or illegal business activities.

CLAUSE IX

RIGHTS RESERVED

When Party A does not exercise part of its rights as set forth in this Agreement or does not ask Party B to fulfill part of its obligations, it neither means that Party A has abandoned or waived the rights or obligations nor does it mean that Party A has abandoned its other rights or waived Party B’s other obligations.

Any leniency, or forbearance period extended by Party A to Party B or Party A’s delay in exercising its rights as set forth in this Agreement shall neither affect any rights that Party A has hereunder and governing laws and regulations, nor be considered as the abandonment of the rights by Party A.

CLAUSE X

MODIFICATION AND CANCELLATION

Upon the written consent from Party A and Party B hereto, this Agreement may be modified, added to and cancelled. Any modifications or addition made to this Agreement shall be inseparable from this Agreement.

CLAUSE XI

SINGLE-ITEM AGREEMENT

The single-item agreement of this Agreement includes:

(I)	Any other written agreements entered into by both Party A and Party B so as to implement this Agreement;

(II)	Any request, promises and guarantees submitted or made by Party B to Party A whose validity has been confirmed by Party A in the course of conducting actual loan business. This single-item agreement herein is a part of this Agreement and has the same effect as this Agreement. In case of any discrepancy between this single-item agreement and this Agreement, this single-item agreement shall govern.

CLAUSE XII

EFFECTIVE TERMS

This Agreement shall not take effect until authorized representatives from both parties hereto have signed and stamped on this Agreement.

CLAUSE XIII

RESOLUTION OF DISPUTE

Any controversy or dispute arising from this Agreement or fulfillment of this Agreement shall be resolved through negotiations by both parties hereto. If the controversy and dispute cannot be resolved through negotiations, any of the parties hereto may file with the People’s Court where Party A is located directly in accordance with governing laws.

CLAUSE XIIII

OTHERS

This Agreement has three copies. Party A has two copies and Party B one copy. The copies have the same binding force.

Party A: Bank of China [illegible] Branch (OFFICIAL STAMP)

(STAMPED)

/s/ [illegible]

Legal Representative or Authorized Signor (SIGNED)

February 25, 2003

Party B: Multi-Fineline Electronix (Suzhou) Co. Ltd. (OFFICIAL STAMP)

(STAMPED)

/s/ Kar Ding Hsu

Legal Representative or Authorized Signor (SIGNED)

February 25, 2003